LPT VARIABLE INSURANCE SERIES TRUST

                      BERKELEY SMALLER COMPANIES PORTFOLIO

   Supplement dated March 25, 1997 to Prospectus dated May 1, 1996, as amended

On March 24, 1997 the Board of Trustees of LPT Variable Insurance Series Trust approved a change in the sub-adviser for the Berkeley Smaller Companies Portfolio from Berkeley Asset Management Company to Robertson, Stephens & Company Investment Management, L.P., subject to shareholder approval. On such date the Trustees also called a special meeting of shareholders of the Berkeley Smaller Companies Portfolio to be held on April 28, 1997 to consider the approval of : (1) the change in sub-adviser; (2) an increase in the sub-advisory fee at certain break points with respect to the Portfolio; and (3) an amendment to the advisory fee which provides for an increase in advisory fees at certain break points for such Portfolio. The proposed advisory fee schedule for the Berkeley Smaller Companies Portfolio is: .95% of the first $10 million of average daily net assets; .90% of the next $25 million of average daily net assets; .85% of the next $165 million of average daily net assets; and .80% of average daily net assets over and above $200 million. The proposed sub-advisory fee schedule is: .70% of the first $10 million of average daily net assets; .65% of the next $25 million of average daily net assets; .60% of the next $165 million of average daily net assets; .55% of average daily net assets over and above $200 million. If approved, the changes in the advisory and sub-advisory fees are anticipated to become effective on May 1, 1997 whereupon the name of the Berkeley Smaller Companies Portfolio will be changed to the Robertson Stephens Diversified Growth Portfolio.

The current portfolio manager for the Berkeley Smaller Companies Portfolio is Rupert E. Grimm, C.F.A. Mr. Grimm is a principal of Berkeley Asset Management Company and currently leads the firm's management of equity and balanced accounts, managed in the growth style. Mr. Grimm joined Berkeley in 1975.


                       LPT VARIABLE INSURANCE SERIES TRUST

                               MAS VALUE PORTFOLIO

   Supplement dated March 25, 1997 to Prospectus dated May 1, 1996, as amended

On March 24, 1997 the Board of Trustees of LPT Variable Insurance Series Trust approved a change in the sub-adviser for the MAS Value Portfolio from Miller Anderson & Sherrard, LLP to Harris Associates, L.P., subject to shareholder approval. On such date the Trustees also called a special meeting of shareholders of the MAS Value Portfolio to be held on April 28, 1997 to consider the approval of: (1) the change in sub-adviser; (2) an increase in the sub-advisory fee with respect to the Portfolio; and (3) an amendment which provides for an increase in the advisory fee with respect to such Portfolio. The proposed advisory fee schedule for the MAS Value Portfolio is: 1.00% of the first $10 million of average daily net assets; .85% of the next $75 million of average daily net assets; and .75% of the average daily net assets over and above $200 million. The proposed sub-advisory fee schedule is: .75% of the first $25 million of average daily net assets; .60% of the next $75 million of average daily net assets; .50% of average daily net assets over and above $200 million. If approved, such fee changes are anticipated to become effective on May 1, 1997 whereupon the name of the MAS Value Portfolio will be changed to Harris Associates Value Portfolio.